SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

            Date of Report (date of earliest event reported):
                           October 31, 1996

                           XEROX CORPORATION
         (Exact name of registrant as specified in its charter)

    New York                 1-4471                16-0468020
 (State or other        (Commission File         (IRS Employer
 jurisdiction of             Number)           Identification No.)
 incorporation)

                          800 Long Ridge Road
                             P. O. Box 1600
                   Stamford, Connecticut  06904-1600
           (Address of principal executive offices)(Zip Code)

           Registrant's telephone number, including area code:
                            (203) 968-3000

                   This document consists of 3 pages.

Item 5.  Other Events

Reference is made to the first paragraph in Note 10 of the Notes to Consolidated Financial Statements contained in the Form 10-Q of Registrant for the quarterly period ended September 30, 1996 relating to the lawsuit by two independent service organizations. Plaintiffs have filed an Expert Report pursuant to the Rules of the Court in which total damages are alleged to have been $138,340,297 (before trebling). In the complaint the plaintiffs had alleged damages in excess of $10 million. The Company denies any wrongdoing, denies the claimed damages and intends to vigorously defend the action.


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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                    XEROX CORPORATION

                                    By: MARTIN S. WAGNER
                                        Assistant Secretary

Dated: November 22, 1996

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